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Exhibit 10.89

[HALLMARK CHANNEL LOGO]

January 29, 2008

Mr. Brian Stewart
4354 Mariota Ave.
Toluca Lake, CA 91602

  Re:
  Employment Agreement Amendment

Dear Mr. Stewart:

        This will confirm our agreement to amend your employment agreement with Crown Media Holdings, Inc. ("Crown") dated July 24, 2006 (the "Agreement") as follows:

  1.
  The term of the Agreement and your employment by Crown as set out in Paragraph 2 of the Agreement, is extended for two additional years, until July 24, 2010, unless otherwise terminated in accordance with the terms of the Agreement.

  2.
  Effective January 1, 2008, your base salary as set forth in Paragraph 3(a) shall be Four Hundred Thousand Dollars ($400,000.00) per year. On each of January 1, 2009 and January 1, 2010, Employer shall consider additional salary increases at its discretion based on your performance.

        Except as amended herein, all other terms of the Agreement will remain in full force and effect.

Very truly yours, Crown Media Holdings, Inc.
	By:	/s/ Henry Schleiff Henry Schleiff, President
Agreed and Accepted:
/s/ Brian Stewart Brian Stewart

[CROWN MEDIA LOGO]

A Crown Media Holdings, Inc. Company

1325 Avenue of the Americas, 22nd Fl., New York, NY 10019
 Ph: 212.445.6600 Fx: 212.957.5392
hallmarkchannel.com

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  Exhibit 10.89